UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2014

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 22, 2014, the shareholders of Peapack-Gladstone Financial Corporation (the “Company”) approved the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan (the “Plan”). The Plan was amended by the Board of Directors on March 20, 2014. The amended Plan increases the shares available for issuance under the Plan by 300,000 shares.

Prior to this amendment, the 2012 Stock Incentive Plan was initially approved by the shareholders on April 24, 2012 and thereafter amended by shareholders on April 23, 2013. The foregoing description of the amended Plan is qualified in its entirety by reference to full text of the amended Plan which was filed as Exhibit A to the Company’s definitive proxy statement filed on March 21, 2014 (“Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2014, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation was held. A total of 10,568,688 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 - Voted on the election of 12 persons, named in the Proxy Statement, to serve as directors of Peapack-Gladstone Financial Corporation for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For” and “Withheld” as well as the number of abstentions and broker non-votes.

Name	For	Withheld	Abstentions	Broker Non-Votes
Finn M.W. Caspersen, Jr	9,257,835	124,603	0	1,186,250
Dr. Susan A. Cole	9,264,324	118,114	0	1,186,250
Anthony J. Consi, II	9,221,515	160,923	0	1,186,250
Edward A. Gramigna, Jr	9,277,512	104,926	0	1,186,250
Douglas L. Kennedy	9,247,769	134,669	0	1,186,250
Frank A. Kissel	9,246,026	136,412	0	1,186,250
John D. Kissel	9,239,513	142,925	0	1,186,250
James R. Lamb	9,273,416	109,022	0	1,186,250
Edward A. Merton	9,225,267	157,171	0	1,186,250
F. Duffield Meyercord	9,222,412	160,026	0	1,186,250
Philip W. Smith, III	9,078,834	303,604	0	1,186,250
Beth Welsh	9,264,647	117,791	0	1,186,250

Proposal #2 - Compensation of Executive Officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	8,152,846
Against	1,060,959
Abstentions	168,631
Broker Non-Votes	1,186,252

Proposal #3 - Approval of the amended Peapack-Gladstone Financial Corporation 2012 Long-Term Stock Incentive Plan.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	8,260,655
Against	1,050,125
Abstentions	71,656
Broker Non-Votes	1,186,252

Proposal #4 - The Approval of the Peapack-Gladstone Financial Corporation 2014 Employee Stock Purchase Plan

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	9,072,376
Against	223,291
Abstentions	86,768
Broker Non-Votes	1,186,253

Proposal #5 - Ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	10,443,757
Against	107,293
Abstentions	17,638
Broker Non-Votes	0

Item 9.01 Financial Statements and Exhibits.

10.1	Peapack-Gladstone Financial Corporation Amended 2012 Long-Term Stock Incentive Plan (incorporated by reference to Exhibit A to the Company’s definitive proxy statement filed on March 21, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 28, 2014	By: /s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President and Chief Financial Officer and
Principal Accounting Officer